(a)(40)

ING VARIABLE PORTFOLIOS, INC.

ARTICLES OF AMENDMENT

Effective: May 1, 2014

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation as currently in effect (the “Charter”) is hereby amended to change the name of the Corporation from “ING Variable Portfolios, Inc.” to “Voya Variable Portfolios, Inc.”

SECOND: The Charter is hereby further amended to change the name or other designation of certain series of stock of the Corporation (each a “Fund”) as follows:

Current Name	New Name
ING Australia Index Portfolio - Adviser Class	Voya Australia Index Portfolio - Adviser Class
ING Australia Index Portfolio - Class I	Voya Australia Index Portfolio - Class I
ING Emerging Markets Index Portfolio -Adviser Class	Voya Emerging Markets Index Portfolio - Adviser Class
ING Emerging Markets Index Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I
ING Emerging Markets Index Portfolio - Class S	Voya Emerging Markets Index Portfolio - Class S
ING Emerging Markets Index Portfolio - Class S2	Voya Emerging Markets Index Portfolio - Class S2
ING Euro STOXX 50 Index Portfolio - Adviser Class	Voya Euro STOXX 50 Index Portfolio - Adviser Class
ING Euro STOXX 50 Index Portfolio - Class I	Voya Euro STOXX 50 Index Portfolio - Class I
ING FTSE 100 Index Portfolio - Adviser Class	Voya FTSE 100 Index Portfolio - Adviser Class
ING FTSE 100 Index Portfolio - Class I	Voya FTSE 100 Index Portfolio - Class I
ING Global Value Advantage Portfolio -Adviser Class	Voya Global Value Advantage Portfolio - Adviser Class
ING Global Value Advantage Portfolio - Class I	Voya Global Value Advantage Portfolio - Class I

Current Name	New Name
ING Global Value Advantage Portfolio - Class S	Voya Global Value Advantage Portfolio - Class S
ING Global Value Advantage Portfolio - Class S2	Voya Global Value Advantage Portfolio - Class S2
ING Hang Seng Index Portfolio - Adviser Class	Voya Hang Seng Index Portfolio - Adviser Class
ING Hang Seng Index Portfolio - Class I	Voya Hang Seng Index Portfolio - Class I
ING Hang Seng Index Portfolio - Class S	Voya Hang Seng Index Portfolio - Class S
ING Index Plus LargeCap Portfolio - Adviser Class	Voya Index Plus LargeCap Portfolio – Adviser Class
ING Index Plus LargeCap Portfolio - Class I	Voya Index Plus LargeCap Portfolio - Class I
ING Index Plus LargeCap Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S
ING Index Plus LargeCap Portfolio - Class S2	Voya Index Plus LargeCap Portfolio - Class S2
ING Index Plus MidCap Portfolio - Adviser Class	Voya Index Plus MidCap Portfolio - Adviser Class
ING Index Plus MidCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I
ING Index Plus MidCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S
ING Index Plus MidCap Portfolio - Class S2	Voya Index Plus MidCap Portfolio - Class S2
ING Index Plus SmallCap Portfolio - Adviser Class	Voya Index Plus SmallCap Portfolio - Adviser Class
ING Index Plus SmallCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I
ING Index Plus SmallCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S
ING Index Plus SmallCap Portfolio - Class S2	Voya Index Plus SmallCap Portfolio - Class S2
ING International Index Portfolio - Adviser Class	Voya International Index Portfolio - Adviser Class
ING International Index Portfolio - Class I	Voya International Index Portfolio - Class I
ING International Index Portfolio - Class S	Voya International Index Portfolio - Class S
ING International Index Portfolio - Class S2	Voya International Index Portfolio - Class S2
ING Japan TOPIX Index Portfolio - Adviser Class	Voya Japan TOPIX Index Portfolio - Adviser Class
ING Japan TOPIX Index Portfolio - Class I	Voya Japan TOPIX Index Portfolio - Class I
ING Russell Large Cap Growth Index Portfolio -Adviser Class	Voya Russell Large Cap Growth Index Portfolio -Adviser Class

Current Name	New Name
ING Russell Large Cap Growth Index Portfolio - Class I	Voya Russell Large Cap Growth Index Portfolio - Class I
ING Russell Large Cap Growth Index Portfolio - Class S	Voya Russell Large Cap Growth Index Portfolio - Class S
ING Russell Large Cap Index Portfolio - Adviser Class	Voya Russell Large Cap Index Portfolio - Adviser Class
ING Russell Large Cap Index Portfolio - Class I	Voya Russell Large Cap Index Portfolio - Class I
ING Russell Large Cap Index Portfolio - Class S	Voya Russell Large Cap Index Portfolio - Class S
ING Russell Large Cap Index Portfolio - Class S2	Voya Russell Large Cap Index Portfolio - Class S2
ING Russell Large Cap Value Index Portfolio - Adviser Class	Voya Russell Large Cap Value Index Portfolio - Adviser Class
ING Russell Large Cap Value Index Portfolio - Class I	Voya Russell Large Cap Value Index Portfolio - Class I
ING Russell Large Cap Value Index Portfolio - Class S	Voya Russell Large Cap Value Index Portfolio - Class S
ING Russell Mid Cap Growth Index Portfolio - Adviser Class	Voya Russell Mid Cap Growth Index Portfolio - Adviser Class
ING Russell Mid Cap Growth Index Portfolio - Class I	Voya Russell Mid Cap Growth Index Portfolio - Class I
ING Russell Mid Cap Growth Index Portfolio - Class S	Voya Russell Mid Cap Growth Index Portfolio - Class S
ING Russell Mid Cap Growth Index Portfolio - Class S2	Voya Russell Mid Cap Growth Index Portfolio - Class S2
ING Russell Mid Cap Index Portfolio - Adviser Class	Voya Russell Mid Cap Index Portfolio - Adviser Class
ING Russell Mid Cap Index Portfolio - Class I	Voya Russell Mid Cap Index Portfolio - Class I
ING Russell Mid Cap Index Portfolio - Class S	Voya Russell Mid Cap Index Portfolio - Class S
ING Russell Mid Cap Index Portfolio - Class S2	Voya Russell Mid Cap Index Portfolio - Class S2
ING Russell Small Cap Index Portfolio - Adviser Class	Voya Russell Small Cap Index Portfolio - Adviser Class
ING Russell Small Cap Index Portfolio - Class I	Voya Russell Small Cap Index Portfolio - Class I

Current Name	New Name
ING Russell Small Cap Index Portfolio - Class S	Voya Russell Small Cap Index Portfolio - Class S
ING Russell Small Cap Index Portfolio - Class S2	Voya Russell Small Cap Index Portfolio - Class S2
ING Small Company Portfolio - Adviser Class	Voya Small Company Portfolio - Adviser Class
ING Small Company Portfolio - Class I	Voya Small Company Portfolio - Class I
ING Small Company Portfolio - Class S	Voya Small Company Portfolio - Class S
ING Small Company Portfolio - Class S2	Voya Small Company Portfolio - Class S2
ING U.S. Bond Index Portfolio - Adviser Class	Voya U.S. Bond Index Portfolio - Adviser Class
ING U.S. Bond Index Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I
ING U.S. Bond Index Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S
ING U.S. Bond Index Portfolio - Class S2	Voya U.S. Bond Index Portfolio - Class S2

THIRD: The change in the name or other designation of the Funds set forth in Article SECOND does not change the preference, conversion or other rights, voting powers, restrictions, limitation as to dividends, qualification or terms or condition of redemption of any Fund.

FOURTH: The amendments to the Charter herein set forth were duly approved by a majority of the entire Board of Directors of the Corporation and are limited to changes expressly permitted by § 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

FIFTH: The amendments to the Charter herein set forth do not increase the authorized stock of the Corporation.

SIXTH:        The foregoing amendment shall be effective on May 1, 2014.

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The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on this  10th  day of April, 2014.

WITNESS:	ING Variable Portfolios, Inc.

/s/ Huey P. Falgout	/s/ Todd Modic
Name: Huey P. Falgout, Jr.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

Return Address:

ING Variable Portfolios, Inc.

7337 E Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

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CERTIFICATE

THE UNDERSIGNED, Senior Vice President of ING Variable Portfolios, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges that the foregoing Articles of Amendment are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President